UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 1100
Costa Mesa, California	92626-7100
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2026 Annual Meeting of Shareholders on April 29, 2026. At the 2026 Annual Meeting, the shareholders (1) elected Mr. Stephen G. Oswald and Ms. Samara A. Strycker as directors to serve for a three-year term ending at the Company’s 2029 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified, (2) approved the Company’s executive compensation on an advisory basis, (3) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, and (4) approved an amendment and restatement of the Company’s 2024 Stock Incentive Plan. The shareholder vote on these matters was as follows:

	For	Withheld	Broker Non-Votes
Election of Stephen G. Oswald for a three-year term expiring in 2029	11,676,575	876,633	917,526
Election of Samara A. Strycker for a three-year term expiring in 2029	11,897,709	655,499	917,526

	For	Against	Abstain	Broker Non-Votes
Approval of the Company’s executive compensation on an advisory basis	11,829,511	712,763	10,934	917,526

	For	Against	Abstain
Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026	12,784,598	679,731	6,405

	For	Against	Abstain	Broker Non-Votes
Approval of an Amendment and Restatement of the Company’s 2024 Stock Incentive Plan	12,125,002	419,096	9,110	917,526

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Exhibit Title or Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: April 30, 2026	By:	/s/ Rajiv A. Tata
Rajiv A. Tata
Vice President, General Counsel & Corporate Secretary